                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 as filed on behalf of the Dominion Homes, Inc. Retirement Plan and Trust (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Peter J. O'Hanlon, Senior Vice President
- Finance, Chief Financial Officer and Chief Accounting Officer of Dominion Homes, Inc., and Terry E. George, Senior Vice President and Treasurer of Dominion Homes, Inc. and Co-Trustee of the Plan, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

     1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Peter J. O'Hanlon*                           /s/ Terry E. George*
----------------------------------------------   --------------------------------------------
Peter J. O'Hanlon                                Terry E. George
Senior Vice President - Finance, Chief           Senior Vice President and Treasurer of
Financial Officer and Chief Accounting Officer   Dominion Homes, Inc. and Co-Trustee of the
of Dominion Homes, Inc.                          Dominion Homes, Inc. Retirement Plan and
                                                 Trust

June 27, 2003                                    June 27, 2003

     *A signed original of this written statement required by Section 906, has been provided to Dominion Homes, Inc. and will be retained by Dominion Homes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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